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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                                September 10, 1998
                                ------------------
               Date of Report (Date of earliest event reported)

                           FIRST CONSULTING GROUP, INC.
                           ----------------------------
            (Exact name of registrant as specified in its charter)

      DELAWARE                           000-23651             95-3539020
    ---------------------------------------------------------------------------
    (State or other jurisdiction of     (Commission        (I.R.S. Employer
    incorporation)                      File Number)       Identification No.)


                               111 W. OCEAN BLVD.
                                 FOURTH FLOOR
                             LONG BEACH, CA  90802
                             ---------------------
                   (Address of principal executive offices)

                                (562) 624-5200
                                --------------
             (Registrant's telephone number, including area code)

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ITEM 5.   OTHER EVENTS

A. FIRST CONSULTING GROUP, INC. ANNOUNCES MERGER WITH INTEGRATED SYSTEMS CONSULTING GROUP, INC.

          On September 9, 1998, First Consulting Group, Inc. announced an agreement to merge with Integrated Systems Consulting Group, Inc. in a transaction to be accounted for as a "pooling of interests" and intended to qualify as a tax-free reorganization. A press release relating to the proposed transaction is attached hereto as Exhibit 99.1.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          (c)  Exhibits

EX.-99.1  Press Release dated September 9, 1998:


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SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Consulting Group, Inc.
Date: September 10, 1998


/c/ Luther J. Naussbaum
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